                                                NUVEEN MUTUAL FUNDS
--------------------------------------------------------------------------------
                                                SEMIANNUAL REPORT MARCH 31, 2000

Nuveen
   Income
 Fund

[PHOTO APPEARS HERE]

For investors seeking attractive current income and capital preservation.

--------------------------------------------------------------------------------
INVEST WELL
------------------------
LOOK AHEAD
------------------------
LEAVE YOUR MARK
------------------------

NUVEEN
   Investments

        Contents
  1     Dear Shareholder
  3     From the Portfolio Manager's Perspective
  6     Nuveen Income Fund Spotlight
  7     Portfolio of Investments
  9     Statement of Net Assets
 10     Statement of Operations
 11     Statement of Changes in Net Assets
 12     Notes to Financial Statements
 15     Financial Highlights
 16     Building a Better Portfolio
 17     Fund Information

DEAR
Shareholder,

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board


Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

The Economic Environment You may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's six month period. Before we get to that, I want to briefly report on the economic environment in which your Nuveen investment performed.

     The end of your fund's six month period, March 31, 2000, marked the 108th month of continued economic expansion. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.

     That was then; this is now.

     We finished 1999 and entered 2000 with near perfection in the economy and markets, in a textbook sense -- low inflation and unemployment coupled with strong continued economic growth. Nothing seemed to dampen the markets in 1999 -- but that changed as we entered the new millenium.

                                                       SEMIANNUAL REPORT  page 1

     Amid the strong economic news, both the Dow Jones Industrials and the tech-heavy Nasdaq began a roller coaster ride soon after January 1, taking turns falling sharply, then recovering, only to fall again. The end result left the Dow down 5% and the Nasdaq up 12.37% from year-end 1999 to March 31, 2000.

     Other than the Microsoft antitrust trial, there was a surprising lack of big news that has historically triggered such market routs (the case resulted in a ruling by the U.S. Department of Justice that may force the company to split).

     The interest rate hikes by Greenspan's Federal Reserve began in 1999 and continued with two additional increases in 2000, on February 2 and March 21. A third increase, this one 50 basis points (all others were 25 basis points) came April 16th. These increases were an accepted fact in the markets; the only unknown was the magnitude of each increase. That, of course, depended on any economic information that would indicate where inflation was going, and essentially there were no definite indications on that front either. Therefore, every nugget of information (oil prices, earnings reports and the like) sent investors either jumping on the bandwagon or scampering for the exits. The effect of all of this may be that investors are much more selective about which companies they invest in, possibly seeking out those that show the potential for positive and sustainable earnings growth.

     Where did all this leave the fixed income market? Bonds made a bit of a comeback in the first quarter as many investors fled the stock market for bonds. An unexpected rally in U.S. Treasuries occurred when the government announced a historic plan to buy back its bonds (read the interview with Portfolio Manager Rick Huber for more details) at the end of 1999. The resulting spike in demand for and prices of Treasury bonds caught many bond market investors off guard.

     Longer term, we believe there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending, improved productivity, increased globalization and the growth of the Internet and other technology-related developments.

What Can You Do? We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
May 17, 2000



SEMIANNUAL REPORT  page 2

NUVEEN INCOME FUND
From the Portfolio Manager's Perspective


Nuveen Income Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance during the six-month period ending March 31, 2000, we spoke with Rick Huber of Nuveen Institutional Advisory Corp., lead portfolio manager of the fund.


Q The fund's six month period -- October 1, 1999 through March 31, 2000 -- was an interesting time for bonds. After sluggish behavior in the bond market throughout the first part of the period, bonds rallied during the first three months of 2000. Why did things change from the end of 1999 to the beginning of 2000?

RICK The Federal Reserve (the Fed) began a series of interest rate hikes in 1999 to try to cool off the economy, which predictably caused a slowdown in the bond markets. It continued the rate hikes by implementing two more in the first quarter of 2000 alone, but interestingly, the surging economy and scant signs of inflation sparked a renewed confidence from investors that buoyed the bond markets. It seemed to indicate a belief on the part of investors that the Fed's continued interest rate increases may not happen as aggressively as once thought.

     Another major contributor to the unique environment, was an announcement by the U.S. Treasury in late 1999 that it would begin a buyback of its own bond issues beginning in 2000. This historical announcement triggered a surge in demand for Treasury bonds, raising prices and causing a drop in yields.


Q  Why was this announcement so significant, and how did it affect the fund?

RICK That announcement represented the first time in 70 years that the government has repurchased national debt. The record economic growth we've been experiencing prompted the government to take advantage of the strong tax receipts to help reduce the national debt. Its plan is to reduce the issuance of its long-term debt by as much as $30 billion this year. That was a magnitude that took many by surprise, including us. So dramatic was the 30-year bond's resulting drop in supply, that it could lose its status as a recognized benchmark due to its lower liquidity. The 10-year Treasury bond may be the new benchmark for markets and investors.

     Treasuries had underperformed other fixed-income securities through 1999; then, within about three to four weeks beginning in January, they completely turned around. Although we were caught off guard and were not able to participate as much as we would have liked, we were able to sell two bonds from the portfolio back to the U.S. Treasury at very attractive yields: around 6.90%, compared to the 5.84% yield as of March 31, 2000.

     The Treasury buybacks are expected to continue throughout the next few months, although we expect there will be far less effect than with the first announcement with the element of surprise already past.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Income Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's six months ended March 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                       SEMIANNUAL REPORT  page 3

        Portfolio Allocation

        U.S. Government & Agencies Obligations      47%
        -----------------------------------------------
        Corporate Obligations                       37%
        -----------------------------------------------
        Commercial Paper                            15%
        -----------------------------------------------
        Taxable Municipal Bonds                      1%
        -----------------------------------------------

As a percentage of total holdings as of March 31, 2000. Holdings are subject to change.

"The Nuveen fund held a higher proportion of corporate obligations than, for example, the Lehman Brothers Index**, so we were not in an ideal position to take full advantage of the surprise Treasury announcement."

Q  How did the fund perform over the six-month fiscal period ended March 31?

RICK The fund had a total return of 1.00% for the six-month period ended March 31, 2000. For the one-year period, the fund returned 1.08%, and during the period since its inception in November 1998, it returned 0.72%. By comparison, the Lipper Intermediate Investment Grade Debt category returned 1.61% for the six-month period, 0.99% for the one-year, and 0.63% since the fund's inception*. The Lehman Brothers U.S. Aggregate Bond Index returned 2.08% for the six-month period, 1.87% for the one-year, and 1.25% since the fund's inception**.

     We were caught off guard with the Treasury announcement and had been following a strategy throughout the period that anticipated a tightening yield spread between Treasury bonds and corporate bonds. A tightening spread would have involved lower yields and therefore rising prices on corporate bonds. However, Treasuries also experienced rising prices and falling yields, so the gap did not narrow as we had expected.

     As a result, the Nuveen fund held a higher proportion of corporate obligations than, for example, the Lehman Brothers Index (37% for the fund vs. 35% for the index), so we were not in an ideal position to take full advantage of the surprise Treasury announcement. However, our international holdings helped enhance returns, since international corporate debt performed well where domestic corporate debt was lacking.

     Domestic corporate bond issuance also slowed down considerably at the end of 1999, and thus far in 2000 issuance has been lethargic. There were two reasons for that: one, companies had less need for cash in the strong economy; two, it was not cost-effective for companies to issue debt in the rising rate environment, particularly when they could issue stock in the booming equity market.

Q You mentioned international corporate holdings. Can you give us some examples?

RICK We hold international debt in the form of what are called Yankee corporate bonds. Yankee corporates are actually the debt of foreign companies denominated in U.S. dollars. They generally represent the debt of state-supported utilities that are the dominant or only utility in a country or region.

     Yankee corporates from third world utilities in particular can be attractive because, although these countries tend to have more volatile governments, the debt is dependent upon cash flows rather than the political environment. We believe people will always demand oil and electricity, regardless of what is happening politically.

     Some examples of Yankee corporate holdings that performed well over the period were issues from Petreleos de Venezuela, an oil company; Windsor Petroleum, a transportation agency; and AES China Generation Limited, an issue of a power plant in China in which AES, a U.S. company, has a large stake.


  * The Lipper Peer Group returns represent the average annualized total return of the 297 funds in the Lipper Intermediate Investment Grade Debt Funds category for the six-month period ended March 31, 2000, 284 funds for the one-year period, and 268 funds for the period since the Nuveen Income Fund's inception on 11/30/98. The returns assume reinvestment of dividends and do not reflect any a pplicable sales charges.

 ** The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

SEMIANNUAL REPORT  page 4

Q  Did the fund invest in any government securities of foreign countries?

RICK Not in this period, although the fund may do so. Foreign government securities are very useful to observe as a benchmark to gauge our international options, but during the period we felt that liquidity was generally better with U.S. government securities.

  Diversification*
  U.S. Government Agencies Mortgage-Backed   27.8%
----------------------------------------------------
  U.S. Treasury Bonds/Notes                  14.4%
----------------------------------------------------
  U.S. Government Agencies                   13.4%
----------------------------------------------------
  Electric                                    8.8%
----------------------------------------------------
  Commercial Mortgage-Backed                  8.0%
----------------------------------------------------
  Real Estate Investment Trust                4.3%
----------------------------------------------------
  Retail                                      3.9%
----------------------------------------------------
  Transportation                              3.8%
----------------------------------------------------
  Communications                              2.8%
----------------------------------------------------
  Chemicals                                   2.7%
----------------------------------------------------
  Energy                                      2.7%
----------------------------------------------------
  Healthcare                                  2.7%
----------------------------------------------------
  Natural Gas                                 2.7%
----------------------------------------------------
  Capital Goods                               2.0%
----------------------------------------------------
  *As a percentage of total bond holdings as of March 31, 2000. Holdings are subject to change.

Q During the period, we experienced a phenomenon known as the inverted yield curve. Can you explain what this means to investors?

RICK An inverted yield curve simply means that interest rates paid on long-term securities (generally 10 years or more) may be lower than rates paid on intermediate-term (one to 10 years) or even short-term (less than one year) securities. Investors ideally would want to be compensated in the form of higher yields for having their investment tied up for a long period of time, so an inverted yield curve means longer-term securities may be less attractive.

     During the fund's fiscal period, for example, intermediate rates did not fall as much as yields on the longer end, so intermediate bonds were generally more attractive. We keep the current yield curve and our expectations for future rates constantly in mind when managing the portfolio.


Q You increased the fund's holdings in Fannie Mae and Freddie Mac, the two U.S. mortgage agencies, over the period. Why were these attractive?

RICK These agency mortgage securities were attractive because they were less sensitive to increases in interest rates than were long-term Treasury bonds. Agency mortgages (as opposed to "pass-throughs," which are straight mortgages) are mortgages that are bought by and are obligations of the U.S. government. We increased our holdings in these agency securities as we redeployed the proceeds from the sale of the fund's Treasury bonds.


Q  What is your outlook for the fund and the fixed-income market?

RICK The Fed has indicated it will continue to raise interest rates, regardless of market activity, until the economy finally begins to cool off. Until the rate increases start to "catch" in the markets, we expect the inverted yield curve to continue. We plan to maintain our focus on intermediate-term investments, at least throughout the next few months, for this reason.

     We expect to reduce corporate exposure, but only slightly. Our long-term view is that spreads will tighten again, bringing corporate bonds back into favor.

                                                       SEMIANNUAL REPORT  page 5

Terms To Know

The following are a few terms used throughout this report.

Duration   A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Fannie Mae   Federal National Mortgage Association. A privately owned
corporation that provides a secondary market for federally guaranteed or insured mortgages as well as conventional mortgages. Its stock trades on the NYSE and issues a number of different mortgage-backed securities.

Federal Funds Rates   The interest rate charged by banks that lend to other
banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Freddie Mac   Federal Home Loan Mortgage Corporation. Provides a secondary market for conventional residential mortgages. It issues a number of mortgage-backed securities.

Net Asset Value (NAV)   The per-share value of a mutual fund, found by
subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

Total Return   Total Return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

NUVEEN INCOME FUND

Fund Spotlight as of March 31, 2000

 Quick Facts
                             A Shares       B Shares     C Shares     R Shares
Inception Date                  11/98          11/98        11/98        11/98
-------------------------------------------------------------------------------
Net Asset Value (NAV)          $18.59         $18.59       $18.60       $18.59
-------------------------------------------------------------------------------
Latest Monthly Dividend*      $0.1005        $0.0890      $0.0890      $0.1045
-------------------------------------------------------------------------------
Latest Capital Gain                 0              0            0            0
-------------------------------------------------------------------------------
Fund Symbol                       N/A            N/A          N/A        NIFRX
-------------------------------------------------------------------------------
CUSIP                       67066D101      67066D200    67066D309    67066D408
-------------------------------------------------------------------------------

*Paid April 3, 2000

 Total Returns/1/
                     A Shares         B Shares          C Shares       R Shares
                   NAV    Offer   w/o CDSC  w/CDSC   w/o CDSC  w/CDSC     NAV
6-Month           1.00%  -3.81%     0.62%   -4.27%    0.62%    -0.36%    1.07%
-------------------------------------------------------------------------------
Year-to-date      0.86%  -3.91%     0.62%   -4.34%    0.67%    -0.32%    0.87%
-------------------------------------------------------------------------------
One-Year          1.08%  -3.74%     0.21%   -3.58%    0.26%     0.26%    1.23%
-------------------------------------------------------------------------------
Since Inception*  0.72%  -2.90%    -0.04%   -2.85%   -0.01%    -0.01%    0.97%
-------------------------------------------------------------------------------

*Annualized
/1/Class A shares have a 4.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year and since inception total returns.

 Top Five Corporate Bond Holdings*
 Wal-Mart Stores                         3.9%
---------------------------------------------
 Vodafone Airtouch plc                   2.8%
---------------------------------------------
 FMC Corporation                         2.7%
---------------------------------------------
 PDVSA Finance Limited                   2.7%
---------------------------------------------
 Columbia/HCA Healthcare Corporation     2.7%
---------------------------------------------

 Portfolio Statistics
 Fund Net Assets               $17.2 million
 --------------------------------------------
 Number of
 Bond Issues                              34
 --------------------------------------------
 Average Duration
 (Bonds)                                4.21
 --------------------------------------------
 Average Effective
 Maturity (Bonds)                 7.37 years
 --------------------------------------------
 *As a percentage of total bond holdings.

Bond Credit Quality**

[PIE CHART APPEARS HERE]

     AAA     66.4%
     AA       5.6%
     A        4.8%
     BBB     13.3%
     Other    9.9%

**As a percentage of total bond holdings as of March 31, 2000. Holdings are subject to change.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

SEMIANNUAL REPORT  page 6

Portfolio of Investments (Unaudited)

Nuveen Income Fund
March 31, 2000

    Principal                                                                                Optional Call                   Market
 Amount (000)       Description                                                                Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                    CORPORATE OBLIGATIONS -- 44.4%
                    CORPORATE BONDS -- 36.2%
                    Capital Goods -- 2.1%
  $       475       Interpool Capital Trust, 9.875%, 2/15/27                                  No Opt. Call      BBB-     $  356,404
------------------------------------------------------------------------------------------------------------------------------------
                    Chemicals -- 2.8%
          500       FMC Corporation, Medium Term Notes, 7.125%, 11/25/02                      No Opt. Call       BBB        486,739
------------------------------------------------------------------------------------------------------------------------------------
                    Communications -- 2.9%
          500       Vodafone AirTouch Public Limited Company, Notes, 7.750%, 2/15/10          No Opt. Call         A        503,956
------------------------------------------------------------------------------------------------------------------------------------
                    Electric -- 7.6%
          600       AES China Generation Limited, Unsecured Notes, 10.125%, 12/15/06     12/01 at 105 1/16       BB-        405,000
          500       CMS Energy Corporation, Senior Note Unsecured, 7.500%, 1/15/09            No Opt. Call        BB        438,152
          500       Monterrey Powers S.A., Secured Bond, 9.625%, 11/15/09                     No Opt. Call       Ba1        470,000
------------------------------------------------------------------------------------------------------------------------------------
                    Energy -- 2.8%
          500       PDVSA Finance Limited, Note, 9.375%, 11/15/07                             No Opt. Call        A3        486,549
------------------------------------------------------------------------------------------------------------------------------------
                    Healthcare -- 2.8%
          500       Columbia/HCA Healthcare Corporation, Medium Term Notes,
                    6.630%, 7/15/45 (Mandatory put 7/15/02)                                   No Opt. Call       BB+        475,429
------------------------------------------------------------------------------------------------------------------------------------
                    Natural Gas -- 2.8%
          500       NorAm Energy Corporation, Term Enhanced Remarketable Securities,
                    6.375%, 11/01/13 (Mandatory put 11/01/03)                                 No Opt. Call      Baa1        474,284
------------------------------------------------------------------------------------------------------------------------------------
                    Real Estate Investment Trust -- 4.4%
          400       EOP Operating Limited Partnership, 6.800%, 1/15/09                        No Opt. Call      Baa1        364,362
          400       United Dominion Realty Trust, Medium Term Note, 7.600%, 1/25/02           No Opt. Call       BBB        391,244
------------------------------------------------------------------------------------------------------------------------------------
                    Retail -- 4.0%
          650       Wal-Mart Stores, Collateralized Pass Through Certificates,
                    8.620%, 1/01/10                                                           No Opt. Call        AA        690,375
------------------------------------------------------------------------------------------------------------------------------------
                    Transportation -- 4.0%
          500       Laidlaw Inc., Debenture, 7.650%, 5/15/06                                  No Opt. Call       BBB        267,500
          500       Windsor Petroleum Transportation Corporation, Unsecured Note,
                    7.840%, 1/15/21                                                           No Opt. Call      Baa3        412,500
------------------------------------------------------------------------------------------------------------------------------------
                    COMMERCIAL MORTGAGE-BACKED SECURITIES -- 8.2%
          500       Commercial Mortgage Trust Series 99C1-A3,
                    6.640%, 9/17/10 (Mandatory put 1/17/08)                                   No Opt. Call       AAA        468,294
          490       Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass
                    Through Certificates, Series 1998-CF1, Class A, 6.330%, 10/15/07          No Opt. Call       AAA        470,793
          500       Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass
                    Through Certificates, Series 1999-RM1, Class B, 6.810%, 11/15/08          No Opt. Call        AA        473,703
------------------------------------------------------------------------------------------------------------------------------------
  $     8,515       Total Corporate Obligations (cost $8,219,033)                                                         7,635,284
===================-----------------------------------------------------------------------------------------------------------------

7

Portfolio of Investments (Unaudited)

March 31, 2000

   Principal                                                                         Optional Call                       Market
Amount (000)    Description                                                            Provisions*     Ratings**          Value
-------------------------------------------------------------------------------------------------------------------------------
                TAXABLE MUNICIPAL BONDS -- 1.5%
  $      250    County of Cattaraugus, New York, Industrial Development Agency,
                Tax-Exempt Industrial Development  Revenue Bonds, Series 1999A
                (Laidlaw Energy & Environmental, Inc. Project), 12.500%, 7/01/10      No Opt. Call           N/R    $   252,190
-------------------------------------------------------------------------------------------------------------------------------
  $      250    Total Taxable Municipal Bonds (cost $250,000)                                                           252,190
==============-----------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT and AGENCY OBLIGATIONS -- 57.4%
                U.S. TREASURY BONDS/NOTES -- 14.8%
  $      500     5.750%, 11/30/02                                                     No Opt. Call           AAA        490,937
         500     12.375%, 5/15/04                                                     No Opt. Call           Aaa        606,562
         500     11.250%, 2/15/15                                                     No Opt. Call           AAA        739,373
         500     10.625%, 8/15/15                                                     No Opt. Call           AAA        714,061
-------------------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.9%
         500    Federal Home Loan Mortgage Association Debentures, 5.000%, 1/15/04    No Opt. Call           AAA        465,874
         500    Federal Home Loan Mortgage Corporation Bonds, 6.625%, 9/15/09         No Opt. Call           Aaa        481,670
                Federal National Mortgage Association, Benchmark Notes:
         500     5.125%, 2/13/04                                                      No Opt. Call           AAA        467,344
         500     6.500%, 8/15/04                                                      No Opt. Call           AAA        489,320
         500     6.375%, 6/15/09                                                      No Opt. Call           Aaa        472,394
-------------------------------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 28.7%
         500    Federal Home Loan Mortgage Corporation, 7.000%, 4/01/30 (WI)          No Opt. Call           Aaa        480,469
       1,000    Federal Home Loan Mortgage Corporation, 7.500%, 4/01/30 (WI)          No Opt. Call           Aaa        982,500
                Federal National Mortgage Association:
       1,000     7.500%, 4/01/15 (WI)                                                 No Opt. Call           Aaa        982,500
         500     6.500%, 4/01/30 (WI)                                                 No Opt. Call           Aaa        468,594
         500     7.500%, 4/01/30 (WI)                                                 No Opt. Call           Aaa        491,250
         500     8.000%, 4/01/30 (WI)                                                 No Opt. Call           Aaa        500,938
       1,000    Government National Mortgage Association, 8.000%, 4/01/30 (WI)        No Opt. Call           Aaa      1,010,625
-------------------------------------------------------------------------------------------------------------------------------
  $    9,500    Total U.S. Government and Agency Obligations (cost $9,891,544)                                        9,844,411
==============-----------------------------------------------------------------------------------------------------------------
                COMMERCIAL PAPER -- 17.4%
  $    1,000    Exxon Project Investment Corporation, 0.000%, 4/06/00                                        A-1        999,193
       1,000    Falcon Asset Securitization Corporation, 0.000%, 4/06/00                                     A-1        999,160
       1,000    Ford Motor Credit Corporation, 0.000%, 4/06/00                                               A-1        999,164
-------------------------------------------------------------------------------------------------------------------------------
  $    3,000    Total Commercial Paper -- (cost $2,997,517)                                                           2,997,517
==============-----------------------------------------------------------------------------------------------------------------
  $   21,265    Total Investments -- (cost $21,358,094) -- 120.7%                                                    20,729,402
==============-----------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- (20.7)%                                                             (3,551,071)
              ------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                  $17,178,331
              =================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings: Using the higher of Standard & Poor's or Moody's rating.
N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis.

See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
Nuveen Income Fund
March 31, 2000

--------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $21,358,094)            $20,729,402
Cash                                                                     864,135
Receivables:
  Fund manager                                                             4,233
  Interest                                                               247,492
  Investments sold                                                       969,618
  Shares sold                                                             28,000
Other assets                                                               1,362
--------------------------------------------------------------------------------
    Total assets                                                      22,844,242
--------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                5,400,651
  Shares redeemed                                                        120,278
Accrued expenses:
  12b-1 distribution and service fees                                      5,576
  Other                                                                   45,922
Dividends payable                                                         93,484
--------------------------------------------------------------------------------
    Total liabilities                                                  5,665,911
--------------------------------------------------------------------------------
Net assets                                                           $17,178,331
================================================================================
Class A Shares
Net assets                                                           $ 1,725,945
Shares outstanding                                                        92,845
Net asset value and redemption price per share                       $     18.59
Offering price per share (net asset value per share plus
 maximum sales charge of 4.75% of offering price)                    $     19.52
================================================================================
Class B Shares
Net assets                                                           $ 4,991,228
Shares outstanding                                                       268,448
Net asset value, offering and redemption price per share             $     18.59
================================================================================
Class C Shares
Net assets                                                           $   976,542
Shares outstanding                                                        52,506
Net asset value, offering and redemption price per share             $     18.60
================================================================================
Class R Shares
Net assets                                                           $ 9,484,616
Shares outstanding                                                       510,156
Net asset value, offering and redemption price per share             $     18.59
================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Nuveen Income Fund
Six Months Ended March 31, 2000


--------------------------------------------------------------------------------
Investment Income                                                     $ 663,302
--------------------------------------------------------------------------------
Expenses
Management fees                                                          51,200
12b-1 service fees -- Class A                                             1,973
12b-1 distribution and service fees -- Class B                           24,101
12b-1 distribution and service fees -- Class C                            5,605
Shareholders' servicing agent fees and expenses                           3,289
Custodian's fees and expenses                                            21,480
Trustees' fees and expenses                                                 105
Professional fees                                                        20,216
Shareholders' reports -- printing and mailing expenses                    9,674
Federal and state registration fees                                      35,981
Other expenses                                                              736
--------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    174,360
  Custodian fee credit                                                   (3,975)
  Expense reimbursement                                                 (70,439)
--------------------------------------------------------------------------------
Net expenses                                                             99,946
--------------------------------------------------------------------------------
Net investment income                                                   563,356
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                  (271,193)
Net change in unrealized appreciation or depreciation of investments   (138,304)
--------------------------------------------------------------------------------
Net gain (loss) from investments                                       (409,497)
--------------------------------------------------------------------------------
Net increase in net assets from operations                            $ 153,859
================================================================================

                                 See accompanying notes to financial statements.

                Statement of Changes in Net Assets (Unaudited)
                              Nuveen Income Fund

                                                                                                                     For the Period
                                                                                                                           11/30/98
                                                                                                                      (commencement
                                                                                                      Six Months     of operations)
                                                                                                           Ended            through
                                                                                                         3/31/00            9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                               $   563,356         $   676,191
Net realized gain (loss) from investment transactions                                                  (271,193)           (161,888)
Net change in unrealized appreciation or depreciation of investments                                   (138,304)           (490,388)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                              153,859              23,915
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                                               (49,679)            (30,646)
  Class B                                                                                              (135,665)            (77,598)
  Class C                                                                                               (31,371)            (20,426)
  Class R                                                                                              (317,453)           (520,172)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                              (534,168)           (648,842)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                                      2,440,846          16,814,394
Net proceeds from shares issued to shareholders due to reinvestment of distributions                     56,798              85,962
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      2,497,644          16,900,356
Cost of shares redeemed                                                                              (1,163,912)           (150,521)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                               1,333,732          16,749,835
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                              953,423          16,124,908
Net assets at the beginning of period                                                                16,224,908             100,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                     $17,178,331         $16,224,908
====================================================================================================================================
Balance of undistributed net investment income at the end of period                                 $    56,537         $    27,349
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1.   General Information and Significant Accounting Policies

The Nuveen Income Fund (the "Fund") is a series of the Nuveen Investment Trust III (the "Trust") which was organized as a Massachusetts business trust in 1998. The Trust is an open-end diversified management series investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on November 30, 1998, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,000 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on November 20, 1998.

The Fund invests primarily in a diversified portfolio of domestic investment grade quality bonds of varying maturities as a source of current income and capital preservation. The Fund may also buy non-investment grade bonds and dollar denominated bonds of foreign issuers, subject to certain limitations.
The fund may also invest in other securities, such as preferred stock, that have predominantly fixed-income characteristics. Also, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.
Securities Valuation

The prices used to value fixed-income securities are based on the mean between the bid and ask prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2000, the Fund had outstanding when-issued purchase commitments of $5,400,651.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders

Net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending up on the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Fund may invest in futures, swap and option contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended March 31, 2000.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                      For the Period 11/30/98
                                                                             Six Months Ended       (commencement of operations)
                                                                                 3/31/00                  through 9/30/99
                                                                          ----------------------    -------------------------------
                                                                           Shares        Amount         Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                  21,582      $  404,347        73,650       $ 1,428,296
  Class B                                                                  84,890       1,604,690       215,822         4,170,484
  Class C                                                                  17,399         325,771        59,764         1,158,295
  Class R                                                                   5,626         106,038       502,892        10,057,319
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                     612          11,506           323             6,205
  Class B                                                                   1,709          32,152         1,175            22,646
  Class C                                                                     530           9,983           200             3,841
  Class R                                                                     168           3,157         2,675            53,270
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          132,516       2,497,644       856,501        16,900,356
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                  (1,464)        (27,363)       (3,108)          (60,180)
  Class B                                                                 (34,331)       (643,044)       (2,067)          (39,437)
  Class C                                                                 (24,272)       (452,843)       (2,365)          (45,366)
  Class R                                                                  (2,166)        (40,662)         (289)           (5,538)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          (62,233)     (1,163,912)       (7,829)         (150,521)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               70,283     $ 1,333,732       848,672       $16,749,835
===================================================================================================================================

3. Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid May 1, 2000, to shareholders of record on April 7, 2000, as follows:

-------------------------------------------------------------------------------
Dividend per share:
  Class A                                                               $ .1005
  Class B                                                                 .0890
  Class C                                                                 .0890
  Class R                                                                 .1045
===============================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations and short-term investments for the six months ended March 31, 2000, were as follows:

---------------------------------------------------------------
Purchases:
        Investment securities                      $  1,707,919
        U.S. Government and agency obligations       24,489,409
        Short-term investments                       74,019,164
Sales and maturities:
        Investment securities                         2,779,539
        U.S. Government and agency obligations       20,405,585
        Short-term investments                       73,347,008
===============================================================

At March 31, 2000, the identified cost of investments owned for federal income tax purposes was $21,358,094. Net unrealized depreciation for federal income tax purposes aggregated $628,692 of which $81,927 related to appreciated securities and $710,619 related to de preciated securities.

At September 30, 1999, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $161,888 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2007.

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                    Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                    .6000 of 1%
For the next $125 million                                     .5875 of 1
For the next $250 million                                     .5750 of 1
For the next $500 million                                     .5625 of 1
For the next $1 billion                                       .5500 of 1
For net assets over $2 billion                                .5250 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended March 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $1,100 of which approximately $900 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended March 31, 2000, the Distributor compensated authorized dealers directly with approximately $39,100 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12 b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2000, the Distributor retained approximately $28,200 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $10,800 of CDSC on share redemptions during the six months ended March 31, 2000.

6. Composition of Net Assets
At March 31, 2000, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:
--------------------------------------------------------------------------------
Capital paid-in                                                    $ 18,183,567
Balance of undistributed net investment income                           56,537
Accumulated net realized gain (loss) from investment transactions      (433,081)
Net unrealized appreciation (depreciation) of investments              (628,692)
--------------------------------------------------------------------------------
Net assets                                                         $ 17,178,331
================================================================================

Financial Highlights (Unaudited)


Selected data for a share outstanding throughout each period:
Class (Inception Date)

                                Investment Operations           Less Distributions
                            -----------------------------   -------------------------






                                             Net
                                       Realized/
                                      Unrealized
                 Beginning      Net      Invest-               Net                       Ending
                       Net  Invest-         ment           Invest-                          Net
Year Ended           Asset     ment         Gain              ment   Capital              Asset    Total
September 30,        Value   Income       (Loss)    Total   Income     Gains    Total     Value   Return(a)
------------------------------------------------------------------------------------------------------------
Class A (11/98)
    2000 (e)        $19.00    $ .63      $  (.44)  $  .19   $ (.60)    $ --    $ (.60)   $18.59     1.00%
    1999 (d)         20.00     1.02        (1.03)    (.01)    (.99)      --      (.99)    19.00     (.04)
Class B (11/98)
    2000 (e)         19.00      .56         (.44)     .12     (.53)      --      (.53)    18.59      .62
    1999 (d)         20.00      .90        (1.03)    (.13)    (.87)      --      (.87)    19.00     (.68)
Class C (11/98)
    2000 (e)         19.01      .56         (.44)     .12     (.53)      --      (.53)    18.60      .62
    1999 (d)         20.00      .90        (1.02)    (.12)    (.87)      --      (.87)    19.01     (.62)
Class R (11/98)
    2000 (e)         19.01      .65         (.45)     .20     (.62)      --      (.62)    18.59     1.07
    1999 (d)         20.00     1.06        (1.02)     .04    (1.03)      --     (1.03)    19.01      .21
============================================================================================================


                                                       Ratios/Supplemental Data
                      ---------------------------------------------------------------------------------------------
                                     Before Credit/              After               After Credit/
                                     Reimbursement         Reimbursement (b)       Reimbursement (c)
                                ----------------------    -------------------     --------------------
                                                 Ratio                  Ratio                    Ratio
                                                of Net                 of Net                   of Net
                                               Invest-                Invest-                  Invest-
                                Ratio of          ment    Ratio of       ment     Ratio of        ment
                                Expenses        Income    Expenses     Income     Expenses      Income
                      Ending          to            to          to         to           to          to
                         Net     Average       Average     Average    Average      Average     Average    Portfolio
Year Ended            Assets         Net           Net         Net        Net          Net         Net     Turnover
September 30,          (000)      Assets        Assets      Assets     Assets       Assets      Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (11/98)
    2000 (e)        $1,726          1.92%*        5.83%*      1.09%*     6.65%*       1.05%*      6.70%*        144%
    1999 (d)         1,370          1.89*         5.59*       1.09*      6.39*        1.05*       6.42*          76
Class B (11/98)
    2000 (e)         4,991          2.67*         5.09*       1.84*      5.91*        1.80*       5.96*         144
    1999 (d)         4,108          2.63*         4.84*       1.83*      5.64*        1.80*       5.67*          76
Class C (11/98)
    2000 (e)           977          2.66*         5.09*       1.84*      5.91*        1.80*       5.96*         144
    1999 (d)         1,119          2.63*         4.85*       1.83*      5.65*        1.80*       5.69*          76
Class R (11/98)
    2000 (e)         9,485          1.67*         6.09*        .84*      6.91*         .80*       6.95*         144
    1999 (d)         9,627          1.72*         5.60*        .83*      6.49*         .80*       6.53*          76
===================================================================================================================

*    Annualized.
(a)  Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  For the period November 30, 1998 (commencement of operations) through September 30, 1999.
(e)  For the six months ended March 31, 2000.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
International Growth Fund

Innovation Fund

Nuveen Rittenhouse Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund

Income

Income Fund

Floating Rate Fund(1)

Tax-Free Income

National Funds
High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds
Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial advisor a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring experienced investment managers including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. Nuveen's managers give you all the advantages of a family of funds plus the benefits of specialized investment expertise.


Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(RM)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2.   Long-term and insured long-term portfolios.

-----------
16

Fund Information

Board of Trustees

James E. Bacon

Jack B. Evans

William L. Kissick

Thomas E. Leafstrand

Timothy R. Schwertfeger

Sheila W. Wellington


Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

(800) 257-8787

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Public
Accountants
Arthur Andersen LLP
Chicago, IL

      Serving
Investors
         For Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
   Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com